                                                                 Exhibit 10.1(c)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS OF ANY STATE (THE "ACT ") AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W___

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                NOMOS CORPORATION

     This certifies that, for value received, Sunrise Securities Corp., a Delaware corporation, or its registered assignee ("HOLDER"), is entitled, subject to the terms set forth below, to purchase from NOMOS Corporation (the "COMPANY"), a Delaware corporation, shares (the "Shares") of the Common Stock of the Company ("COMMON STOCK"), as constituted on the date hereof (the "WARRANT ISSUE DATE"), with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

     1.   TERM OF WARRANT AND PRICE OF WARRANT.

          1.1 This Warrant shall be exercisable, in whole or in part, during the term commencing on September ___2000 and ending on September ___, 2004.

          1.2 WARRANT PRICE. The Warrant shall have a purchase price of $0.001 per share.

     2.   EXERCISE PRICE AND NUMBER OF SHARES.

          2.1 EXERCISE PRICE. The exercise price at which this Warrant may be exercised shall be $10.00 per share of Common Stock, as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

          2.2 Number of Shares. The number of shares of Common Stock which may be purchased pursuant to this Warrant shall be ______ shares, as adjusted from time to time pursuant to Section 10 hereof.

     3.   EXERCISE OF WARRANT.

          (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time during the term of this Warrant, or from time to time, by the surrender of this Warrant and the Cash Exercise Form or the Cashless Exercise Form, as the case may be, annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) upon payment in cash or by check acceptable to the Company. In lieu of the payment of the Exercise Price in cash, the Holder shall have the right (but not the obligation), during the Exercise Period, to require the Company to convert this Warrant, in whole or in part, into the Warrant Shares as provided for in this Section (the "Conversion Right"). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the Exercise Price) that number of shares of Common Stock equal to (i) the number of Shares issuable upon exercise of the portion of the Warrant being converted, multiplied by (ii) the quotient obtained by dividing (x) the value of the Warrant (on a per Share basis) at the time the Conversion Right is exercised (determined by subtracting the Exercise Price from the Current Market Price (as defined below), for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (y) the Current Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right. The Conversion Rights provided under this Section may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the Conversion Right, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by the form of Subscription Agreement duly filled in and signed and a duly completed Conversion Notice in the form attached hereto. The presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the aggregate purchase price payable for the Shares being issued upon such exercise of this Warrant. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of this Warrant for conversion in accordance with the foregoing provisions.

          (b) The "CURRENT MARKET PRICE" per Share on any date shall be deemed to be the average of the daily closing prices for the five (5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

          (c) This Warrant shall be deemed to have been exercised or converted, as the case may be, immediately prior to the close of business on the date of its surrender for exercise or conversion, as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise or conversion. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

          (d) If this Warrant is exercised in part this Warrant must be exercised or converted, as the ease may be, for a number of whole shares of the Common Stock.

     4. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     5. RIGHTS OF STOCKHOLDERS. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock, to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until and to the extent the Warrant shall have been exercised as provided herein.

     6.   TRANSFER OF WARRANT.

          6.1 EXCHANGE OF WARRANT UPON A TRANSFER. Upon delivery by the transferee of a written agreement to be bound by the terms of this Warrant and surrender of this Warrant for exchange, properly endorsed and transferred in accordance with this Section 6, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, of the number of shares issuable upon exercise hereof.

          6.2  RESTRICTIONS ON TRANSFER; COMPLIANCE WITH SECURITIES LAWS.

(a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment and agrees to comply with the transfer restrictions contained in this Section 6.2. The Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof ("SHARES"), except under circumstances that will not result in a violation of applicable federal and state securities laws. Prior to offering, selling or otherwise disposing of the Warrants or Shares, the holder hereof or thereof will give the Company a written notice describing the manner and circumstances of the transfer accompanied by, if requested by the Company, a written opinion of legal counsel satisfactory to the Company to the effect, as amended, that the proposed transfer may be effected without registration under the Securities Act of 1933 or any state blue sky law, Any Warrant or Shares transferred in violation of applicable federal and state securities laws shall be void and not recognized by the Company. Any transferee of this Warrant or Shares shall execute an agreement agreeing to be bound by the terms of this
Section 6.

          (b) All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION

          PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

     7.   REGISTRATION RIGHTS.

          7.1  CERTAIN DEFINITIONS.

          As used in this Section 7, the following terms shall have the following respective meanings:

"COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"FORM S 1" shall mean Form S- I issued by the Commission or any substantially similar form then in effect.

"FORM S-2" shall mean Form S-2 issued by the Commission or any substantially similar form then in effect.

"FORM S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

"HOLDER" shall mean the record owner of Registrable Securities.

"INITIAL PUBLIC OFFERING" shall mean the first underwritten public offering of the Company's securities.

"LOCK-UP PERIOD" shall mean the period beginning on the effective date of the Initial Public Offering and ending six months later.

"MATERIAL ADVERSE EVENT" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects or financial condition of the Company taken as a whole or (b) is reasonably foreseeable, has a reasonable likelihood of occurring and, if it were to occur, would materially adversely affect the business, properties, prospects or financial condition of the Company taken as a whole.

The terms "REGISTER" "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("REGISTRATION STATEMENT"), and the declaration or ordering of the effectiveness of such Registration Statement.

"REGISTRABLE SECURITIES" shall mean all Common Stock not previously sold to the public and issued to the Holder pursuant to the exercise of this Warrant, or Common Stock issued with respect to such shares pursuant to stock splits, stock dividends and similar distributions with respect to such shares, provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities at such time, and for so long as, such shares are eligible for sale pursuant to Rule 144(k) under the Securities Act.

"REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 7(b) of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but shall not include Selling Expenses.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement and all expenses of any special counsel for the Purchaser.

          7.2  PIGGYBACK REGISTRATION

         7.2.1 NOTICE OF PIGGYBACK REGISTRATION AND INCLUSION OF REGISTRABLE SECURITIES. Subject to the terms of this Agreement, in the event the Company decides to Register any of its Common Stock for cash (either for its own account or the account of a security holder), other than pursuant to (i) an Initial Public Offering; (ii) a Registration Statement which exclusively relates to the Registration of securities under an employee stock option, purchase, bonus or other benefit plan, or (iii) a Registration relating solely to a transaction under Rule 145 promulgated by the Commission, then at any time following an Initial Public Offering and for so long as the Holder holds Registrable Securities, the Company will: (1) promptly give the Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (2) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by the Holder within 10 days after delivery of such written notice from the Company.

         7.2.2 UNDERWRITING IN PIGGYBACK REGISTRATION. If the Registration of which the Company gives notice is a Registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Subsection 7.2.
               1. In such event the right of the Holder to Registration shall be conditioned upon such underwriting and the inclusion of a Holder's Registrable Securities in such underwriting to the extent provided in this Section 7.2. The Holder shall, together with the Company, enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holder shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section.

         7.2.3 MARKETING, LIMITATION IN PIGGYBACK REGISTRATION. In the event the Underwriter's Representative advises the Company and the Holder engaged in a Registration under Subsection 7.2.1 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in clause (Iii) below) may exclude some or all of the Registrable Securities from such Registration and underwriting.

         7.2.4 ALLOCATION OF SHARES IN PIGGYBACK REGISTRATION. In the event that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Subsection 7.2.1, the Holder shall be entitled to include a portion of the Registrable Securities requested to be included in such Registration pro rata (based on the number of shares requested to be included) with all other persons currently holding similar written piggyback registration fights requesting Registration. Unless all Registrable Securities and such other piggybacking shares requested to be included in such Registration are so included, no other securities may be included in the Registration Statement in addition to those securities being sold on behalf of the Company.

         7.2.5 WITHDRAWAL IN PIGGYBACK REGISTRATION. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          7.3 DEMAND REGISTRATION. Subject to Section 7.5.3 below, if, at any time after the end of the Lock-Up Period, the Company shall receive a written request (specifying that it is being made pursuant to this Section 7(c)) from persons holding more than fifty percent (50%) of the Registrable Securities that the Company file a registration statement or similar document under the Securities Act, then the Company shall promptly notify in writing all other Holders holding Registrable Securities of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be so registered within 20 days after written notice from the Company of the proposed registration to be registered under the Securities Act. Notwithstanding the foregoing, if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in good faith judgment of the Company's Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed four (4) months; provided, however, that the Company shall not obtain such a deferral more than once in any 12 month period.

               The Company shall be obligated to effect only one registration pursuant to this Section 7.3. Any request for registration under this Section 7.3 during the six month period immediately following the Lock Up Period must be for an underwritten public offering to be managed by an underwriter or underwriters of recognized national standing selected by the Company in its sole discretion.

          7.4  FORM S-3 REGISTRATION RIGHT

               In the event the Company is eligible to register securities on Form S-3 and receives from Holders holding more than 50 percent (50%) of the Registrable Securities a written request that the Company effect a registration statement on Form S-3 for an offering of Registrable Securities covering the registration of not less than 50 percent (50%) of the Registrable Securities held by all holders of Registrable Securities, the expected aggregate price to the public of which exceeds $1,000,000, net of any underwriting discounts and commissions, then the Company will promptly give written notice of the proposed Form S-3 registration to all Holders of Registrable

               Securities and will, as soon as practicable, use its best efforts to effect registration of the Registrable Securities on Form S-3, together with all or such portion of the Registrable Securities of any holder joining in such request as are specified in a written request delivered to the Company within 20 days after written notice from the Company of the proposed registration.

               These fights are in addition to, and not in lieu of, the rights granted under Sections 7.2 and 7.3 hereof

          7.5  OBLIGATIONS OF THE COMPANY AND HOLDERS.

         7.5.1 OBLIGATIONS OF THE COMPANY. Whenever required under Section 7.3 or Section 7.4 to use its best efforts to the effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

       7.5.1.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; PROVIDED, HOWEVER, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "SHELF REGISTRATION"), the Company shall in no event be obligated to cause any such registration to remain effective for more than 180 days.

       7.5.1.2 Prepare and file with the Commission, in a timely manner, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

       7.5.1.3 Furnish to the Holders and deliver as directed such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

       7.5.1.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholder pro rata, to the extent required by such jurisdiction.

         7.5.2 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section
               7.3 or Section 7.4 that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         7.5.3 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares pursuant to Sections 7.2, 7.3 or 7.4 hereof the Company shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the managing underwriter or underwriters of such public offering advise the Company that, in their opinion, the amount of the Registrable Securities to be included in any such offering pursuant to the request of the Holders would adversely affect the success of such offering, the Company will include in such offering on behalf of such Holders, the amount of Registrable Securities equal to the total amount which, in the opinion of such managing underwriter or underwriters, can be sold without such adverse effect, and such Registrable Securities shall, be allocated on a pro rata basis among the Holders of the Registrable Securities requested to be included in such offering.

         7.5.4 DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of Section
               7.3 or Section 7.4.

         7.5.5 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with all Registrations pursuant to Sections 7.2, 7.3 and 7.4 shall be borne by the Company. Selling Expenses to be borne by the holders of the Registrable Securities Registered shall be borne pro rata on the basis of the number of Registrable Securities being Registered.

         7.5.6 REGISTRATION PROCEDURES. The Company will keep the Holders advised as to the initiation and completion of such Registration. At its expense the Company will use its best efforts to keep such Registration effective (a) for a period of 180 days, (b) until the registering Purchaser has completed the distribution described in the Registration Statement relating thereto or (c) until the Holders can register their Registrable Securities under Rule 144(k) of the Securities Act, whichever first occurs.

          7.6  INDEMNIFICATION.

         7.6.1 COMPANY'S INDEMNIFICATION OF THE HOLDER. The Company will indemnify the Holder, and each of its directors, officers, stockholders, partners or other beneficial owners, and each person controlling the Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Warrant, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities, including reasonable legal fees and expenses (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under-the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse the Holder, each of its directors, officers, stockholders, partners or other beneficial owners, each such underwriter and each person who controls the Holder or underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, however, that the indemnity contained in this Subsection 7.6 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and PROVIDE , FURTHER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holder, underwriter or controlling person and stated to be for use in connection with the offering of securities of the Company.

         7.6.2 THE HOLDER'S INDEMNIFICATION OF COMPANY. The Holder will, if Registrable Securities held by the Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Warrant, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, and each person who controls the Company or such underwriter within the meaning of the Securities Act against all claims, losses, damages and liabilities, including legal fees and expenses (or actions in respect thereof), arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder and relating to action or inaction required of the Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use in connection with the offering of securities of the Company; provide , however, that the Holders' liability under this Section 7(f)(2) shall not exceed the Holder's proceeds from the offering of securities made in connection with such Registration.

         7.6.3 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Section 7.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; PROVIDED, HOWEVER, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; PROVIDED FURTHER, HOWEVER, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 7.6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 7.6, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other wise other than under this Section 7.6.

         7.6.4 SUBSEQUENT TRANSFEREES. The provisions of this Section 7.6 applicable to the Holder shall apply with equal force and effect to each subsequent transferee to whom any of the Registrable Securities are transferred with the consent of the Company.

          7.7  MARKET STAND-OFF.

               During the Lock-Up Period, the Holder shall agree not to transfer, sell, make short sales of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, except for private sales to persons approved by the Company (which approval will not be unreasonably withheld) and who agree to be bound by the provisions of this Agreement (including this Section 7.7).

          7.8  CURRENT PUBLIC INFORMATION.

               At all times after the Company has filed a Registration Statement pursuant to the Securities Act, the Company will file all reports required under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and will take such further action as may be reasonably required to enable any Holder of "RESTRICTED SECURITIES" (as defined in Rule 144 adopted by the Commission under the Securities Act) to sell such securities pursuant to Rule 144, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     8. RESERVATION OF STOCK. The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein), and will be validly issued, fully paid and nonassessable.

               9. NOTICES. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

     10.  AMENDMENTS.

          (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder, each future Holder and the Company.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     11. ADJUSTMENTS. The number of shares purchasable hereunder is subject to adjustment from time to time as follows:

          11.1 REORGANIZATION, MERGER OR SALE OF ASSETS. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in- the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11. 1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          11.2 RECLASSIFICATION. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to-acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

          11.3 SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          11.4 ISSUANCE OF SHARES BELOW EXERCISE PRICE.

        11.4.1 If at anytime or from time to time after the Warrant Issue
               Date, the Company shall issue or sell (each, a "Dilutive Issuance") Additional Shares of Common Stock (as hereinafter defined) for a consideration per share less than the Exercise Price, then forthwith upon the determination that the consideration will be less than the Exercise Price, the Exercise Price shall be adjusted (downward only and calculated to the nearest one-hundredth of a cent) by dividing (1) an amount equal to the sum of (x) the product of the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then Exercise Price and (y) the aggregate of the amount of all consideration received by the Company upon such issuance or sale by (2) the number of shares of Common Stock outstanding immediately after such issuance or sale.

        11.4.2 For the purpose of this Section 11.4:

                    (a) the consideration received by the Company for any issue or sale of securities shall, (i) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, concessions or compensation paid or allowed by the Company in connection with such issue or sale, and (ii) to the extent it consists of a service or property other than cash, be computed at the fair value of that service or property as determined in good faith by the Board of Directors of the Company;

                    (b) the term "Stock OUTSTANDING" shall mean the aggregate number of shares of Common Stock outstanding and all shares of Common Stock issuable upon the exercise of all outstanding options or warrants to purchase such stock and the conversion of all outstanding securities convertible into shares of Common Stock; and

                    (c) the term "ADDITIONAL SHARES OF COMMON Stock" shall mean all shares of Common Stock issued or deemed issued by the Company after the Warrant Issue Date whether or not subsequently reacquired or retired by the Company, excluding
                    (i) shares issued as a dividend or other distribution on any class of stock, (ii) shares issued upon a subdivision or combination of shares of Common Stock, (iii) shares issued upon conversion of shares of Series A Preferred Stock of the Company, or (d) shares issued pursuant to the exercise of any options to purchase, or other security convertible into, shares of Common Stock granted to employees, officers or directors of the Company pursuant to stock option agreements, stock option plans or management incentive plans adopted by the Board of Directors of the Company.

        11.4.3 OPTIONS AND CONVERTIBLE SECURITIES. In case the Company shall in any manner issue or grant any options, warrants or other securities exercisable or exchangeable for convertible warrants or other securities, the total maximum number of Shares issuable upon the exercise of such options, warrants or other securities or upon conversion or exchange of the total maximum amount of such convertible or exchangeable securities at the time such convertible or exchangeable securities first become convertible or exchangeable shall (as of the date of issue or grant of such options, or in the case of the issue or sale of convertible securities other than where the same are issuable upon the exercise of options, as of the date of such issue or sale) be deemed to be issued and to be outstanding for the purpose of this
               Section 11.4.3 and to have been issued for the sum of the amount (if any) paid for such options, warrants or other securities or convertible or exchangeable securities and the amount (if any) payable upon the exercise of such options or upon the conversion or exchange of such convertible securities at the time such convertible securities first became convertible or exchangeable; PROVIDED that, subject to the provisions of Section 11.4.4, no further adjustment of the Exercise Price shall be made upon the actual issuance of any such stock or exchangeable securities or upon the conversion or exchange of any such convertible securities.

        11.4.4 CHANGE IN OPTION PRICE OR CONVERSION RATE. In the event that the purchase price provided for in any option, warrant or other securities referred to in subsection 11.4.3, or the rate at which any convertible or exchangeable securities referred to in subsection 11.4.3 are convertible into or exchangeable for shares of Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), than, for purposes of any adjustment required by Section 11.4, the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price that would have been in effect at such time had such options. warrants or other securities or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion or exchange rate, as the case may be, at the time initially granted, issued or sold. In the event that the purchase price provided for in any such option referred to in subsection 11.4.3, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities referred to in subsection 11.4.4, or the rate at which any convertible or exchangeable securities referred to in subsection 11.4.3 are convertible into or exchangeable for shares of Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of shares of Common Stock upon the exercise of any such option or upon conversion or exchange of any such convertible or exchangeable security, the Exercise Price then in effect hereunder shall, upon issuance of such shares of Common Stock, be adjusted to such amount as would have obtained had such option or convertible or exchangeable security never been issued and had adjustments been made only upon the issuance of the shares of Common Stock delivered as aforesaid and for the consideration actually received for such option or convertible or exchangeable security and the shares of Common Stock.

        11.4.5 TERMINATION OF OPTION OR CONVERSION RIGHTS. In the event of the termination or expiration of any right to purchase shares of Common Stock under any option, warrant or other security or of any right to convert or exchange convertible or exchangeable securities, the Exercise Price shall be adjusted to the Exercise Price that would have been in effect at the time of such expiration or termination had such option, warrant or other security or convertible or exchangeable security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the shares of Common Stock issuable thereunder shall no longer be deemed to be Stock Outstanding.

          11.5 NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.



Dated: September ___, 1999


                                    NOMOS CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:  John Friede
                                    Title:  Chairman

                               CASH EXERCISE FORM


TO:      NOMOS CORPORATION
         2591 Wexford Bayne Road
         Sewickley, PA 15143
         Attention: President

          (1) The undersigned hereby elects to purchase _____shares of Common Stock of NOMOS Corporation pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price for such shares in full.

          (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

          (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:





                                         ------------------------------------
                                         (Name)


                                         ------------------------------------
                                         (Signature)

          (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:




                                         ------------------------------------
                                         (Name)


                                         ------------------------------------
                                         (Signature)



-------------------------
(Date)

                             CASHLESS EXERCISE FORM

TO:      NOMOS CORPORATION
         2591 Wexford Bayne Road
         Sewickley, PA 15143
         Attention: President

          (1) The undersigned hereby irrevocably elects to surrender its Warrant for the number of Shares as shall be issuable pursuant to the cashless exercise provisions of Section I of the within Warrant, in respect of ______Shares underlying the within Warrant.

          (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or other-wise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

          (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                         ------------------------------------
                                         (Name)


                                         ------------------------------------
                                         (Signature)


          (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



                                         ------------------------------------
                                         (Name)


                                         ------------------------------------
                                         (Signature)



-------------------------
(Date)